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                                                                   EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER

        I hereby consent to the reference to us under the headings "Business and Properties -- Oil and Gas Reserves" and "Experts" in the Prospectus constituting part of this Registration Statement on Form S-4 of Energy Corporation of America.


/s/ Joseph J. Mendoza
-----------------------------------
Consulting Petroleum Engineer
31 Champney Place
Laguna Niguel, CA 92677
July 15, 1997